UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 8, 2019

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001- 37776	52-2175898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1001, Building T5,

DaZu Square, Daxing District,

Beijing, People’s Republic of China

(Address of principal executive offices, including zip code)

(+86) 10-87227366

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TYHT	NASDAQ Capital Market

EXPLANATORY NOTE

On May 13, 2019, Shineco, Inc. (“Shineco”), on behalf of its subsidiary Tenjove NewHemp Biotech Co., Ltd. (“Tenjove”), filed a Current Report on Form 8-K (the “Original Report”) reporting that on May 8, 2019, Tenjove filed with the United States Securities and Exchange Commission a Notice of Exempt Offering of Securities on Form D regarding an offering (“Offering”) of tokens, which it plans to conduct under Rule 506(c) of Regulation D of the Securities Act of 1933 (“Securities Act”). On May 16, 2019, Shineco filed a Current Report on Amendment No. 2 on Form 8-K/A (the “First Amendment”) to update the terms of the Offering (defined below).

This Amendment No. 2 on Form 8-K/A amends and supplements Item 8.01 of the Original Report and the First Amendment to update the terms of the Offering. Except as provided herein, the disclosures made in the Original Report and the First Amendment remain unchanged.

Item 8.01.	Other Events.

On May 8, 2019, Tenjove NewHemp Biotech Co., Ltd. (“Tenjove”), a subsidiary of Shineco, Inc. (“Shineco”), filed with the United States Securities and Exchange Commission a Notice of Exempt Offering of Securities on Form D regarding an offering (“Offering”) of tokens that Tenjove plans to conduct under Rule 506(c) of Regulation D of the Securities Act of 1933 (“Securities Act”).

Tenjove plans to raise up to $20,000,000 in the Offering, and up to an additional $20,000,000 in an offering under Regulation S of the Securities Act. Tenjove intends to use the net proceeds from sales of the tokens to develop land and facilities for cultivating industrial hemp in China under a newly formed wholly owned subsidiary (the “Operations”). The tokens represent shares of preferred stock of Tenjove. On an annual basis, Tenjove will distribute to token holders the greater of (A) 5% of the total amount of proceeds raised by Tenjove in the offerings, or (B) 40% of net profits generated from the Operations. Shineco will guarantee Tenjove’s obligations to distribute such amount. Token holders shall also have the option to convert the tokens into shares of common stock of Shineco.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHINECO, INC.
Date: May 17, 2019
	By:	/s/ Yuying Zhang
	Name:	Yuying Zhang
	Title:	Chief Executive Officer

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